Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Manas Petroleum Corporation for the year ended December 31, 2008, the undersigned, Eric Herlyn, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.	the Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Manas Petroleum Corporation.

April 15, 2009

/s/ Erik Herlyn
Erik Herlyn
Chief Executive Officer, Interim Chief Financial Officer
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Manas Petroleum Corporation and will be retained by Manas Petroleum Corporation and furnished to the Securities and Exchange Commission or its staff upon request.